SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2006

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of May 25, 2006, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2006-HSA3)

Residential Funding Mortgage Securities II, Inc. (Exact name of registrant as specified in its charter)
DELAWARE 333-131196-02 41-1808858
(State or other jurisdiction (Commission) (I.R.S. employer of incorporation) file number) identification no.)
8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437 (Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code (952) 857-7000 (Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 25, 2006, the Home Equity Loan Trust 2006-HSA3 (the "Trust") issued Home Equity Loan-Backed Term Notes, Series 2006-HSA3, including the following publicly-offered class: Class A (the "Term Notes").

On May 25, 2006, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to the Term Notes and its opinion with respect to certain federal income tax matters.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Exhibits: The following are filed as Exhibits to this Report:

Exhibit

Number

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).
23.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
By: /s/ Tim Jacobson Name: Tim Jacobson Title: Vice President

Dated: May 25, 2006

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).